UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 12, 2014

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On August 12, 2014, Level 3 Escrow II, Inc. (“Level 3 Escrow”), an indirect, wholly owned subsidiary of Level 3 Communications, Inc. (“Level 3”), entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with Level 3 Escrow’s issuance of $1,000,000,000 in aggregate principal amount of its 5.375% Senior Notes due 2022 (the “5.375% Senior Notes”).

The gross proceeds from the offering of the 5.375% Senior Notes were deposited into a segregated escrow account and will remain in escrow until the date of the satisfaction of certain escrow conditions including, but not limited to, the substantially concurrent consummation of the proposed acquisition (the “Merger”), by Level 3 of tw telecom inc. (“tw telecom”) pursuant to the Agreement and Plan of Merger, dated as of June 15, 2014, by and among tw telecom, Level 3, Saturn Merger Sub 1, LLC and Saturn Merger Sub 2, LLC and the assumption of the 5.375% Senior Notes by Level 3 Financing, Inc. (the “Notes Assumption”), a wholly owned subsidiary of Level 3 and the direct parent company of Level 3 Escrow (“Level 3 Financing”).  If the escrow conditions are not satisfied on or before June 15, 2015 (or any earlier date on which Level 3 determines in its sole discretion that any of such escrow conditions cannot be satisfied) Level 3 Escrow will be required to redeem the 5.375% Senior Notes at a redemption price equal to 100% of the principal amount of the 5.375% Senior Notes, plus accrued and unpaid interest.

Prior to the Notes Assumption, Level 3 and Level 3 Financing will not be liable for the obligations of Level 3 Escrow for principal, premium or interest payments with respect to the 5.375% Senior Notes.  Following the Notes Assumption, the 5.375% Senior Notes will be unsecured, unsubordinated obligations of Level 3 Financing, ranking equal in right of payment with all existing and future unsubordinated indebtedness of Level 3 Financing, and will be senior in right of payment to all existing and future indebtedness of Level 3 Financing that is expressly subordinated in right of payment to the 5.375%  Senior Notes, and the 5.375% Senior Notes will be effectively subordinated to all secured obligations of Level 3 Financing.  Following the Notes Assumption, Level 3 will guarantee the 5.375% Senior Notes on an unsecured basis.  The 5.375% Senior Notes will mature on August 15, 2022.  Interest on the 5.375% Senior Notes will be payable on May 15 and November 15 of each year, beginning on November 15, 2014.

Following the release of the escrowed funds in connection with the Notes Assumption, the escrowed funds will be used to finance the cash portion of the merger consideration payable to tw telecom stockholders and to refinance certain existing indebtedness of tw telecom inc., including fees and premiums, in connection with the closing of the Merger.  The gross proceeds from the offering reduce the outstanding bridge commitment and the senior secured term loan commitment that Level 3 has in place with certain financial institutions in connection with financing the cash portion of the merger consideration and refinancing certain tw telecom indebtedness.

Following the Notes Assumption, the 5.375% Senior Notes will be subject to redemption at the option of Level 3 Financing, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, (i) prior to August 15, 2017, at 100% of the principal amount of 5.375% Senior Notes so redeemed plus (A) the applicable make-whole premium set forth in the Indenture, as of the redemption date and (B) accrued and unpaid interest thereon (if any) up to, but not including, the redemption date, and (ii) on and after August 15, 2017, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date. The redemption price for the 5.375% Senior Notes if redeemed during the twelve months beginning (i) August 15, 2017 is 102.688%, (ii) August 15, 2018 is 101.344% and (iii) August 15, 2019 and thereafter is 100.0%.

At any time or from time to time after the Notes Assumption and on or prior to August 15, 2017, Financing may redeem up to 40% of the original aggregate principal amount of the 5.375% Senior Notes at a redemption price equal to 105.375% of the principal amount of the 5.375% Senior Notes so redeemed, plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date, with the net cash proceeds contributed to Financing of one or more private placements to persons other than affiliates of Level 3 or underwritten public offerings of common stock of Level 3 resulting, in each case, in gross proceeds of at least $100 million in the aggregate. However, at least 60% of the original aggregate principal amount of the 5.375% Senior Notes must remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days following such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The offering of the 5.375% Senior Notes has not been registered under the Securities Act of 1933, as amended, and the 5.375% Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The 5.375% Senior Notes were sold to persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States under Regulation S under the Securities Act of 1933, as amended.

The Indenture is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of that indenture are qualified in their entirety by reference to such exhibit.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

4.1

Indenture, dated as of August 12, 2014, between Level 3 Escrow II, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 5.375% Senior Notes due 2022 of Level 3 Escrow II, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President
Date: August 14, 2014

Exhibit Index

Exhibit	Description

4.1

Indenture, dated as of August 12, 2014, between Level 3 Escrow II, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 5.375% Senior Notes due 2022 of Level 3 Escrow II, Inc.